SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2005

Commission File Number: 000-50282

Cirracor, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	33-0986282 (I.R.S. Employer Identification No.)
3375 Toopal Drive, Suite 101, Oceanside, California (Address of principal executive offices)	92054 (Zip Code)
760.277.1505 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02-DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

On October 10, 2005, Sean Connelly resigned as the secretary and as a director of Cirracor, Inc., a Nevada corporation ("Registrant"). On that same date, Reed Fisher, the Registrant's president and one of its directors, was appointed secretary. Mr. Connelly's resignation is not the result of any disagreement on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Peterson's resignation is attached hereto as an exhibit.

ITEM 9.01-FINANCIAL STATEMENTS AND EXHIBITS

17.1 Resignation of Sean Connelly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cirracor, Inc

Date: October 11, 2005	By:	/s/ Reed Fisher
Reed Fisher
President and Chief Executive Officer